Exhibit 10.21

AMENDMENT NO. 2

Dated as of December 12, 2023

to

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of March 30, 2021

THIS AMENDMENT NO. 2 (this “Amendment”) is made as of December 12, 2023 by and among Watts Water Technologies, Inc. (the “Company”), WWT International Holding B.V. (the “Initial Dutch Borrower”), the financial institutions listed on the signature pages hereof as the Lenders, each Issuing Bank, the Swingline Lender and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Second Amended and Restated Credit Agreement dated as of March 30, 2021 by and among the Borrower, the Initial Dutch Borrower, the other Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (the “Existing Credit Agreement” and as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Existing Credit Agreement.

WHEREAS, the parties hereto agree to amend certain provisions of the Existing Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Initial Dutch Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.Amendments to the Existing Credit Agreement.  Upon satisfaction of the conditions precedent set forth in Section 2 below, the Existing Credit Agreement is hereby amended as follows:
(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term in the appropriate alphabetical order:

“Bradley Pension Plan” means the Bradley Corporation Pension Plan, as amended and restated effective January 1, 2009 (as amended, restated, amended and restated, modified or supplemented from time to time).

(b)Section 3.12(c)(vi) of the Credit Agreement is hereby amended in its entirety and restated as follows:

(vi) in the last five years, no employee benefit plan subject to Title IV of ERISA and previously maintained or contributed to by the Company or any ERISA Affiliate has been terminated by the plan administrator thereof nor by the PBGC (other than the termination of the Bradley Pension Plan, from and after the termination thereof), and to the knowledge of the Company, no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan.

2.Conditions of Effectiveness.  The effectiveness of the amendments to the Existing Credit Agreement set forth in Section 1 of this Amendment is subject to the satisfaction, or waiver by the applicable Lenders (the date of such satisfaction or waiver, the “Amendment No. 2 Effective Date”) of the following conditions precedent:
(a)The Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, the Initial Dutch Borrower, the Required Lenders and the Administrative Agent; and
(b)The Lenders and the Administrative Agent shall have received all fees (if any) required to be paid on the Amendment No. 2 Effective Date, and all expenses for which invoices have been presented (including the reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) on or before the Amendment No. 2 Effective Date.
3.Representations and Warranties of the Company.  Each of the Company and the Initial Dutch Borrower hereby represents and warrants as follows:
(a)The execution, delivery and performance of this Amendment is within such Borrower’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders.  This Amendment has been duly executed and delivered by such Borrower and this Amendment, constitutes the legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and requirements of reasonableness, good faith and fair dealing.
(b)The execution, delivery and performance of this Amendment, do not and will not (a) contravene the terms of any of such Borrower’s Organization Documents; (b) result in the creation of any Lien under (i) any Contractual Obligation to which such Borrower is a party or affecting such Borrower or the properties of such Borrower or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject; (c) conflict with or result in any breach or contravention of, or require any payment to be made under (i) any material Contractual Obligation to which such Borrower is a party or affecting such Borrower or the properties of such Borrower or any of its Subsidiaries or (ii) any material order, injunction, writ or decree of any Governmental Authority or any material arbitral award to which such Borrower or its property is subject; or (d) violate in any material respect any Law.
(c)As of the date hereof and after giving effect to the terms of this Amendment, no Default or Event of Default has occurred that is continuing.
4.Reference to and Effect on the Credit Agreement.

(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)Each of the Company and the Initial Dutch Borrower, on behalf of itself and each of the Subsidiary Guarantors (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of any Loan Party arising under or pursuant to the Credit Agreement and the other Loan Documents to which such Loan Party is a party, (ii) reaffirms its obligations and the obligations of each Subsidiary Guarantor under the Credit Agreement and each and every other Loan Document to which it or such Subsidiary Guarantor is a party and (iii) acknowledges and agrees that, except as specifically modified above, the Credit Agreement and all other Loan Documents executed and/or delivered by it or such Subsidiary Guarantor, as applicable, in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)This Amendment is a Loan Document and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.
5.Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York. The provisions of Section 9.09(b), (c) and (e) of the Credit Agreement are incorporated here by reference.
6.Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.  The provisions of Section 9.06 of the Credit Agreement shall be applicable hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

WATTS WATER TECHNOLOGIES, INC.,

as the Company

By:/s/ Robert J. Pagano, Jr.
Name: Robert J. Pagano, Jr.

Title: Chief Executive Officer

Signature Page to Amendment No. 2 to

Second Amended and Restated Credit Agreement dated as of March 30, 2021

Watts Water Technologies, Inc., et al.

WWT International Holding B.V.,

as the Initial Dutch Borrower

By:/s/ Kenneth R. Lepage
Name: Kenneth R. Lepage

Title: Authorized Signatory

Signature Page to Amendment No. 2 to

Second Amended and Restated Credit Agreement dated as of March 30, 2021

Watts Water Technologies, Inc., et al.

JPMORGAN CHASE BANK, N.A.,

as a Lender and as Administrative Agent

By:/s/ Marlon Mathews

Name: Marlon Mathews

Title: Executive Director

Signature Page to Amendment No. 2 to

Second Amended and Restated Credit Agreement dated as of March 30, 2021

Watts Water Technologies, Inc., et al.

BANK OF AMERICA, N.A., as a Lender

By /s/ Molly Kropp
Name: Molly Kropp
Title: Senior Vice President

Signature Page to Amendment No. 2 to

Second Amended and Restated Credit Agreement dated as of March 30, 2021

Watts Water Technologies, Inc., et al.

KEYBANK NATIONAL ASSOCIATION, as a Lender

By /s/ Brian Fox
Name: Brian Fox
Title: SVP

Signature Page to Amendment No. 2 to

Second Amended and Restated Credit Agreement dated as of March 30, 2021

Watts Water Technologies, Inc., et al.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By /s/ Christopher S. Allen
Name: Christopher S. Allen
Title: Senior Vice President

Signature Page to Amendment No. 2 to

Second Amended and Restated Credit Agreement dated as of March 30, 2021

Watts Water Technologies, Inc., et al.

TD BANK, N.A., as a Lender

By /s/ Leonid Batsevitsky
Name: Leonid Batsevitsky
Title: Vice President

Signature Page to Amendment No. 2 to

Second Amended and Restated Credit Agreement dated as of March 30, 2021

Watts Water Technologies, Inc., et al.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By /s/ Mourad Liousfi
Name: Mourad Liousfi
Title: Vice President

Signature Page to Amendment No. 2 to

Second Amended and Restated Credit Agreement dated as of March 30, 2021

Watts Water Technologies, Inc., et al.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By /s/ Kelsey Hehman
Name: Kelsey Hehman
Title: Vice President

Signature Page to Amendment No. 2 to

Second Amended and Restated Credit Agreement dated as of March 30, 2021

Watts Water Technologies, Inc., et al.

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By /s/ Andrew Everett
Name: Andrew Everett
Title: Senior Vice President

Signature Page to Amendment No. 2 to

Second Amended and Restated Credit Agreement dated as of March 30, 2021

Watts Water Technologies, Inc., et al.

HSBC BANK CANADA, as a Lender

By /s/ Mohammed Yasir
Name: Mohammed Yasir
Title: Senior Relationship, ISB Ontario

Signature Page to Amendment No. 2 to

Second Amended and Restated Credit Agreement dated as of March 30, 2021

Watts Water Technologies, Inc., et al.

TRUIST BANK, as a Lender

By /s/ Troy R. Weaver
Name: Troy R. Weaver
Title: Managing Director

Signature Page to Amendment No. 2 to

Second Amended and Restated Credit Agreement dated as of March 30, 2021

Watts Water Technologies, Inc., et al.

BROWN BROTHERS HARRIMAN & CO., as a Lender

By /s/ Daniel G. Head, Jr.
Name: Daniel G. Head, Jr.
Title: Managing Director

Signature Page to Amendment No. 2 to

Second Amended and Restated Credit Agreement dated as of March 30, 2021

Watts Water Technologies, Inc., et al.